NEWS RELEASE Exhibit 99.1

 Internap Files Extension for Form 10-K to Complete Restatement

ATLANTA- March 16, 2005 - Internap Network Services Corporation (AMEX: IIP - News), a provider of high-performance, managed Internet connectivity solutions to business customers, today reported that it will file a notification with the Securities and Exchange Commission on Form 12b-25 that it will utilize the 15-day extension to file its Form 10-K for the fiscal year ended December 31, 2004. The company expects to file the 10-K on or before March 31, with a conference briefing call to immediately follow. The exact timing and details of the earnings release, and related conference call, will be announced as soon as they are available.

As announced in its press release dated February 24, 2005, Internap is restating its consolidated financial statements for certain prior periods in order to comply with Statement of Financial Accounting Standards No. 13, “Accounting for Leases” and Financial Accounting Standards Board Technical Bulletin No. 88-1, “Issues Relating to Accounting for Leases” and other matters. The company is restating its audited financial statements for the fiscal years ended December 31, 2002 and 2003, and its unaudited financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The company is currently in the process of conducting additional analysis on historical information and records and finalizing the restatement. As a result of the breadth of internal work and analysis being performed, it is necessary to delay the filing of the Form 10-K in order to allow additional time to complete the year-end audit of the company’s financial statements. Accordingly, the company will utilize the 15-day extension to file its Form 10-K for the fiscal year ended December 31, 2004.

In addition, on March 14, 2005, the Company received a waiver of a loan covenant violation from Silicon Valley Bank regarding its minimum cash EBITDA requirement for the fourth quarter of 2004. Management became aware of the violation on February 15, 2005 and included the violation in a Current Report on Form 8-K filed on March 1, 2005.

About Internap
Internap provides high-performance, managed Internet connectivity solutions to business customers who require guaranteed network availability and high-performance levels for business-critical applications, such as e-commerce, video and audio streaming, voice over Internet Protocol, virtual private networks and supply chain management. Internap’s proprietary route optimization technology monitors the performance of these Internet networks and allows us to intelligently route our customers’ Internet traffic over the optimal Internet path in a way that minimizes data loss and network delay. Its service level agreements guarantee performance across the entire Internet in the United States, excluding local connections, whereas conventional Internet connectivity providers typically only guarantee performance on their own network. Internap provides services to customers in various industry verticals, including financial services, entertainment and media, travel, e-commerce retail, and technology. As of December 31, 2004, Internap provided its services to more than 1,900 customers in the United States and abroad.

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Internap "Safe Harbor" Statement
Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding our future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based, and equally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Important factors currently known to our management that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: our ability to achieve profitability or positive free cash flow; our ability to secure adequate funding; our ability to complete the restatement and to file our Form 10-K within the 15-day extension under 12b-25; risks associated with weaknesses in our internal controls identified as part of our evaluation under section 404 of the Sarbanes-Oxley Act of 2002 and related increases in expenses; the incurrence of additional restructuring charges; the success of our recent operational restructurings; our ability to compete against existing and future competitors; pricing pressures; our ability to deploy new access points in a cost-efficient manner; our ability to successfully complete future acquisitions; risks associated with international operations; the availability of services from Internet network service providers; failure of suppliers to deliver their products and services as agreed; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to operate in light of restrictions in our existing credit facility; our ability to protect our intellectual property; our ability to attract and retain qualified personnel; the outcome of our securities litigation; litigation due to infringement of third party intellectual property rights; evolution of the high performance Internet connectivity and services industry; our ability to respond to technological change; our ability to protect ourselves and our customers from security breaches;  effects of terrorist activity; government regulation of the Internet; the senior payment rights of our series A preferred stock; future sales of stock; and volatility of our stock price. These risks and others are discussed in more detail in our Current Report on Form 8-K filed with the SEC on January 13, 2004 and our other filings with the SEC. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law.

Media Contact: C. David Sutton Internap (404) 302-9721 dsutton@internap.com	Investor Contact: Andrew Albrecht Internap (404) 302-9841 aalbrecht@internap.com